October 4, 2004

DREYFUS PREMIER BALANCED OPPORTUNITY FUND

Supplement to the Prospectus Dated April 1, 2004

At a meeting of the Board of Directors of Dreyfus Premier Balanced Opportunities Fund (the “Fund”) held on September 21, 2004, the Board approved to offer Class A shares at Net Asset Value (NAV) to participants in Mellon Financial Corporation’s Health Savings Account program.

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